UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 19, 2010

IMPLANT SCIENCES CORPORATION
(Exact name of Registrant as Specified in its Charter)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

001-14949	04-2837126
(Commission File Number)	(I.R.S. Employer Identification Number)

600 Research Drive
Wilmington, Massachusetts 01887
 (Address of Principal Executive Offices, including Zip Code)

(978) 752-1700
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On January 19, 2010, the Company issued a press release announcing the award of a $6 million contract for its Quantum Sniffer TM QS-H150 Explosives Detector by the Government of India. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.  Video links to the press conference are posted on the Company’s website under Investor Relations at http://www.implantsciences.com.

Item 8.01.	Other Events

On January 19, 2010, the Company held a press conference at the NASDAQ MarketSite in New York, New York to discuss the $6 million contact awarded by the Government of India.  A copy of the Company’s script read at the press conference is attached hereto as Exhibit 99.2 and incorporated herein by this reference.

 The press release and company’s press conference script furnished under Item 7.01 and 8.01, including exhibits 99.1 and 99.2, of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.                         Description

99.1	Press Release of Implant Sciences Corporation dated January 19, 2010.

99.2	Implant Sciences Corporation press conference script held on January 19, 2010 at 12:30 PM.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPLANT SCIENCES CORPORATION

By:  /s/  Roger P. Deschenes
Roger P. Deschenes
Vice President, Finance

Date:  January 25, 2010

EXHIBIT INDEX

Exhibit No.                         Description

99.1	Press Release of Implant Sciences Corporation dated January 19, 2010.

99.2	Implant Sciences Corporation press conference script held on January 19, 2010 at 12:30 PM.